Exhibit 4.1

(CONFORMED)

THE EMPIRE DISTRICT ELECTRIC COMPANY

TO

THE BANK OF NEW YORK TRUST COMPANY, N.A.

AND

UMB BANK & TRUST, N.A.

Trustees

Thirty-First Supplemental Indenture

Dated as of March 26, 2007

(Supplemental to Indenture dated as of September 1, 1944)

$80,000,000

First Mortgage Bonds, 5.875% Series due 2037

TABLE OF CONTENTS(1)

(1)             This Table of Contents is not a part of the annexed supplemental Indenture as executed.

i

ARTICLE III

	NO SINKING AND IMPROVEMENT FUND FOR BONDS OF THE NEW SERIES	20

There shall be no Sinking and Improvement Fund for the Bonds of the New Series

ARTICLE IV

	DIVIDENDS AND SIMILAR DISTRIBUTIONS	20

Covenants in § 4.11 of the Original Indenture to continue in effect so long as any Bonds of the New Series are outstanding

ARTICLE V

	THE TRUSTEES	20

The Trustees accept the trusts created by this Supplemental Indenture and agree to perform the same upon terms set forth in the Original Indenture as supplemented

ARTICLE VI

	MISCELLANEOUS PROVISIONS	20

Section 1.	Provision regarding legal holidays	20

Section 2.	Original Indenture, as supplemented and amended, ratified and confirmed	21

Section 3.	This Supplemental Indenture may be executed in counterparts	21

Section 4.	Rights conferred only on holder of bonds, Company and Trustees	21

TESTIMONIUM		22

SIGNATURES AND SEALS		22

ACKNOWLEDGMENTS		25

ii

THIRTY-FIRST SUPPLEMENTAL INDENTURE, dated as of March 26, 2007, between The Empire District Electric Company, a corporation organized and existing under the laws of the State of Kansas (hereinafter called the “Company”), party of the first part, and The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States of America and located in the State of California with a trust office at 2 N. LaSalle Street, Suite 1020, in the City of Chicago, Illinois, and UMB Bank & Trust, N.A., a national banking association organized and existing under the laws of the United States of America and having its principal corporate trust office in the City of St. Louis, Missouri (hereinafter sometimes called respectively the “Principal Trustee” and the “Missouri Trustee” and together the “Trustees” and each thereof a “Trustee”), as Trustees, parties of the second part.

WHEREAS the Company has heretofore executed and delivered to the Trustees its Indenture of Mortgage and Deed of Trust, dated as of September 1, 1944 (hereinafter sometimes referred to as the “Original Indenture”), to secure an issue of First Mortgage Bonds of the Company, issuable in series; and

WHEREAS the Company has heretofore executed and delivered to the Trustees thirty Supplemental Indentures supplemental to the Original Indenture as follows:

Title	Dated
First Supplemental Indenture	as of June 1, 1946
Second Supplemental Indenture	as of January 1, 1948
Third Supplemental Indenture	as of December 1, 1950
Fourth Supplemental Indenture	as of December 1, 1954
Fifth Supplemental Indenture	as of June 1, 1957
Sixth Supplemental Indenture	as of February 1, 1968
Seventh Supplemental Indenture	as of April 1, 1969
Eighth Supplemental Indenture	as of May 1, 1970
Ninth Supplemental Indenture	as of July 1, 1976
Tenth Supplemental Indenture	as of November 1, 1977
Eleventh Supplemental Indenture	as of August 1, 1978
Twelfth Supplemental Indenture	as of December 1, 1978
Thirteenth Supplemental Indenture	as of November 1, 1979
Fourteenth Supplemental Indenture	as of September 15, 1983
Fifteenth Supplemental Indenture	as of October 1, 1988
Sixteenth Supplemental Indenture	as of November 1, 1989
Seventeenth Supplemental Indenture	as of December 1, 1990
Eighteenth Supplemental Indenture	as of July 1, 1992
Nineteenth Supplemental Indenture	as of May 1, 1993
Twentieth Supplemental Indenture	as of June 1, 1993
Twenty-First Supplemental Indenture	as of October 1, 1993
Twenty-Second Supplemental Indenture	as of November 1, 1993
Twenty-Third Supplemental Indenture	as of November 1, 1993
Twenty-Fourth Supplemental Indenture	as of March 1, 1994
Twenty-Fifth Supplemental Indenture	as of November 1, 1994
Twenty-Sixth Supplemental Indenture	as of April 1, 1995
Twenty-Seventh Supplemental Indenture	as of June 1, 1995
Twenty-Eighth Supplemental Indenture	as of December 1, 1996
Twenty-Ninth Supplemental Indenture	as of April 1, 1998
Thirtieth Supplemental Indenture	as of July 1, 1999

some for the purpose of creating an additional series of bonds and of conveying additional property of the Company, and some for the purpose of modifying or amending provisions of the Original Indenture (the Original Indenture, all said Supplemental Indentures (other than the Thirtieth Supplemental Indenture, which did not become effective) and this Supplemental Indenture are herein collectively called the “Indenture”); and

WHEREAS the Company has acquired certain additional property hereinafter described or mentioned and, in compliance with its covenants in the Original Indenture, desires, by this Thirty-First Supplemental Indenture, to evidence the subjection of such additional property to the lien of the Indenture; and

WHEREAS as provided by the Original Indenture, the Board of Directors of the Company, by resolution, has authorized a new series of bonds, to mature on April 1, 2037, and to be designated as “First Mortgage Bonds, 5.875% Series due 2037,” and has authorized provisions permitted by the Original Indenture in respect of the bonds of said series; and

WHEREAS the Board of Directors of the Company has authorized the Company to enter into this Thirty-First Supplemental Indenture (herein sometimes referred to as “this Thirty-First Supplemental Indenture” or “this Supplemental Indenture”) conveying to the Trustees and subjecting to the lien of the Indenture the property hereinafter described or mentioned, creating and designating the new series of bonds, and specifying the form and provisions of the bonds of said series provided or permitted by the Original Indenture; and

WHEREAS the texts of the First Mortgage Bonds, 5.875% Series due 2037, and of the Principal Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms following, respectively:

[FORM OF BOND]

[FACE]
THE EMPIRE DISTRICT ELECTRIC COMPANY
FIRST MORTGAGE BOND
5.875% SERIES DUE 2037
DUE APRIL 1, 2037

No.  ______                                                                                                                                                                   $______

THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to                                      or registered assigns, on (unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof) April 1, 2037,                Dollars ($       ) at its office or agency in the City of Chicago, Illinois, and to pay interest thereon at said office or agency at the rate per annum specified in the title hereof from March 26, 2007, or from the most recent interest payment date to which interest has been paid or duly provided for on the bonds of this series, semi-annually on April 1 and October 1 in each year, commencing on October 1, 2007, until the Company’s obligation with respect to such principal sum shall be discharged.  The principal of and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.  The interest so payable on any April 1 or October 1 will, subject to certain exceptions provided in the Thirty-First Supplemental Indenture referred to on the reverse hereof, be paid to the person in whose name this bond is registered at the close of business on the March 15 or September 15 next preceding such April 1 or October 1.  Notwithstanding anything in the Original Indenture or this Supplemental Indenture to the contrary, so long as the bonds of this series are in a book-entry only system, payment of principal of and interest on this bond will be in accordance with arrangements with The Depository Trust Company, a limited-purpose trust company under New York State banking law (“DTC”).

Reference is made to the further provisions of this bond set forth on the reverse hereof.  Such provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Bank of New York Trust Company, N.A. or its successor, as a Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, THE EMPIRE DISTRICT ELECTRIC COMPANY has caused this bond to be signed in its name by its President or a Vice President, and its corporate seal to be imprinted hereon and attested by its Secretary or an Assistant Secretary.

Dated:

THE EMPIRE DISTRICT ELECTRIC COMPANY

By
Name:
Title:

Attest:

Name:
Title:

[FORM OF BOND]
[REVERSE]

This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned may afford additional security for the bonds of any particular series) by a certain indenture of mortgage and deed of trust, dated as of September 1, 1944, made by the Company to The Bank of New York Trust Company, N.A. (the “Principal Trustee”) and UMB Bank & Trust, N.A., as Trustees (hereinafter collectively called the “Trustees”), and certain indentures supplemental thereto, including a Third Supplemental Indenture, a Sixth Supplemental Indenture, a Seventh Supplemental Indenture, an Eighth Supplemental Indenture, a Fourteenth Supplemental Indenture, a Twenty-Fourth Supplemental Indenture and a Thirty-First Supplemental Indenture (dated respectively as of December 1, 1950, February 1, 1968, April 1, 1969, May 1, 1970, September 15, 1983, March 1, 1994 and March 26, 2007 made by the Company to the Trustees (said indenture of mortgage and deed of trust and all indentures supplemental thereto being hereinafter collectively called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustees, and the holders of said bonds, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture, including the provisions permitting the issuance of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents.  To the extent permitted by, and as provided in, the Indenture, the rights and obligations of the Company and of the holders of said bonds may be changed and modified, with the consent of the Company, by the holders of at least 60% in aggregate principal amount of the bonds then outstanding, such percentage being determined as provided in the Indenture, or in the event that one or more but less than all of the series of bonds then outstanding are affected by such change or modification, by the holders of 60% in aggregate principal amount of the outstanding bonds of such one or more series so affected.  Without the consent of the holder hereof no change or modification of the rights and obligations of the Company and of the holders of the bonds shall be made which will extend the time of payment of the principal of or the interest on this bond or reduce the principal amount hereof or the rate of interest hereon or will otherwise modify the terms of payment of such principal or interest (other than changes in any sinking or other fund) or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive any non-assenting bondholder of a lien upon the mortgaged property for the security of such bondholder’s bonds, subject to certain exceptions, or will reduce the percentage of bonds required for the aforesaid action under the Indenture.  This bond is one of a series of bonds designated as the First Mortgage Bonds, 5.875% Series due 2037, of the Company.

The Company may, at its option, redeem some or all of the bonds of this series at any time.  If the Company redeems the bonds of this series prior to their maturity, the Company must pay the holders thereof whichever of the following is greater:

•                  100% of the principal amount of the bonds to be redeemed, or

•                  a “make-whole” amount, which will be calculated as described below.

When the Company redeems the bonds, the Company must also pay all interest that has accrued to the redemption date on the redeemed bonds.  The redeemed bonds will stop bearing interest on the redemption date, even if the holders do not collect their money.

Calculation of Make-Whole Amount:  The “make-whole” amount shall equal the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the Treasury Rate (as defined below) plus 20 basis points.

“Remaining Scheduled Payments” means the remaining scheduled payments of the principal and interest that would be due if the bonds of this series selected for redemption were not redeemed.  However, if the redemption date is not a scheduled interest payment date, the amount of the next succeeding scheduled interest payment on those bonds will be reduced by the amount of interest accrued on those bonds to the redemption date.

“Treasury Rate” means an annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for the redemption date.  The semiannual equivalent yield to maturity will be computed as of the third business day immediately preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by UBS Securities LLC or its successor (or, if UBS Securities LLC or any of its successors ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer appointed by the Company) as having a maturity comparable to the remaining term of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt of comparable maturity to the remaining term of the bonds of this series.

“Comparable Treasury Price” means the average of three Reference Treasury Dealer Quotations (as defined below) obtained by the Principal Trustee for the redemption date.

“Reference Treasury Dealers” means UBS Securities LLC and its successors, so long as it or any of its successors continues to be a primary U.S. Government securities dealer, and any two other primary U.S. Government securities dealers chosen by the Company.  If UBS Securities LLC or any of its successors ceases to be a primary U.S. Government securities dealer, the Company will appoint in its place another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotation” means the average, as determined by the Principal Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Principal Trustee by a Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding the redemption date.

The Company will give notice to holders of bonds of this series to be redeemed by first-class mail at least 30 days but not more than 60 days prior to the date fixed for redemption.  The notice of redemption may provide that the redemption is conditioned upon the occurrence of certain events before the date fixed for redemption.  If any of these events fail to occur and are not waived by the Company, the notice of redemption shall be of no effect, the Company will be under no obligation to redeem the bonds of this series or pay the holders any redemption proceeds, and the Company’s failure to so redeem the bonds of this series will not be considered a default or event of default under the Indenture.  If fewer than all of the bonds of this series are to be redeemed, the Principal Trustee will select the particular bonds of this series, or portions thereof, for redemption from the outstanding bonds of this series by such method as the Principal Trustee considers fair and appropriate.

On and after the redemption date, interest will cease to accrue on the bonds of this series or any portion of the bonds of this series called for redemption unless, in the case of an unconditional notice of redemption, the Company defaults in the payment of the redemption price and accrued interest.  On or before the redemption date, the Company will deposit with the Principal Trustee money sufficient to pay the redemption price of and accrued interest on the bonds of this series to be redeemed on such date.

The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

This bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the City of Chicago, Illinois, upon surrender and cancellation of this bond, and thereupon a new bond of this series, for a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture.  If this bond is transferred or exchanged between a record date, as defined in the aforementioned Thirty-First Supplemental Indenture and the interest payment date in respect thereof, the new bond or bonds will bear interest from such interest payment date unless the interest payable on such date is not duly paid or provided for on such date.  The Company and the Trustees and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes.  This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series in authorized denominations, of the same aggregate principal amount, all as provided in the Indenture.  Upon each such transfer or exchange the Company may require the payment of any stamp or other tax or governmental charge incident thereto.

No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustees or either of them, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

Whenever the beneficial ownership of this bond is determined by a book-entry at a securities depository for the bonds, the foregoing requirements of holding, delivering or transferring this bond shall be modified to require the appropriate person or entity to meet the requirements of the securities depository as to registering or transferring the book-entry to produce the same effect.

[FORM OF PRINCIPAL TRUSTEE’S
CERTIFICATE OF AUTHENTICATION]

This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee,

By
Authorized Officer

and

WHEREAS the Company represents that all acts and things necessary have happened, been done, and been performed, to make the First Mortgage Bonds, 5.875% Series due 2037, when duly executed by the Company and authenticated by the Principal Trustee, and duly issued, the valid, binding and legal obligations of the Company, and to make the Original Indenture, the aforementioned prior Supplemental Indentures and this Supplemental Indenture valid and binding instruments for the security thereof, in accordance with their terms;

NOW, THEREFORE, THIS THIRTY-FIRST SUPPLEMENTAL INDENTURE WITNESSETH:  That The Empire District Electric Company, the Company herein named, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of and the interest on all bonds from time to time outstanding under the Indenture, according to the terms of said bonds and of the coupons attached thereto, has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York Trust Company, N.A. and UMB Bank & Trust, N.A., as Trustees, and their respective successor or successors in the trust, and its or their assigns forever, the following property, with the same force and effect and subject to the same reservations and exceptions, as though specifically described in the granting clauses of the Original Indenture, that is to say:

SERVICE CENTERS, SUBSTATIONS AND SWITCHING STATIONS

1.             Land for Aurora H.T. #124:

Land located in the County of Lawrence, State of Missouri:

A PARCEL OF LAND IN THE NORTH ONE-HALF OF GOVERNMENT LOT 2 OF THE NORTHWEST QUARTER OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 25 WEST, IN LAWRENCE COUNTY, IN THE CITY OF AURORA, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:  COMMENCING FROM THE NORTHWEST CORNER OF SAID SECTION 19; THENCE EAST ALONG THE NORTH LINE OF SAID SECTION 19, 220.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING EAST ALONG SAID NORTH LINE 433.36 FEET TO A POINT THAT IS S89º58’20” W. 2.79 FEET FROM A FOUND RAILROAD SPIKE; THENCE S00º59’48” E. 318.00 FEET ALONG AN EXISTING FENCE; THENCE S00º27’11” E. 338.94 FEET ALONG SAID EXISTING FENCE; THENCE WEST 657.39 FEET TO THE WEST LINE

OF SAID SECTION 19; THENCE NORTH ALONG SAID WEST LINE 19.91 FEET; THENCE EAST 220 FEET; THENCE NORTH 637.00 FEET TO THE POINT OF BEGINNING.  CONTAINS 6.68 ACRES, MORE OR LESS.  SUBJECT TO HIGHWAY RIGHT OF WAY ON THE WEST AND CITY STREET RIGHT OF WAY ON NORTH.

2.             Land for Billings N.E. #221:

Land located in the County of Christian, State of Missouri:

BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE ¼) OF THE SOUTHWEST QUARTER (SW ¼) OF SECTION 35, TOWNSHIP 28 NORTH, RANGE 24 WEST, CHRISTIAN COUNTY, MISSOURI;
THENCE NORTH 00º24’48” EAST, A DISTANCE OF 200.00 FEET TO A SET IRON PIN;
THENCE SOUTH 89º58’18” EAST, A DISTANCE OF 360.00 FEET TO A SET IRON PIN;
THENCE SOUTH 00º24’48” WEST A DISTANCE OF 200.00 FEET TO A SET IRON PIN ON THE SOUTH LINE OF SAID SECTION 35;
THENCE NORTH 89º58’18” WEST, ALONG SAID SOUTH SECTION LINE, A DISTANCE OF 360 FEET TO THE POINT OF BEGINNING.
CONTAINING 1.65 ACRES, MORE OR LESS.

3.             Land for Joplin SW #389 addition:

Land located in the County of Newton, State of Missouri:

A TRACT OF LAND LOCATED IN LOT 1 OF SCOUTLAND SUBDIVISION, A RECORDED SUBDIVISION IN SECTION 5, TOWNSHIP 26 NORTH, RANGE 33 WEST, NEWTON COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:  BEGINNING AT AN EXISTING IRON PIN FOUND AT THE NORTHEAST CORNER OF SAID LOT 1; THENCE, SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF SAID LOT 1, A DISTANCE OF 510.98 FEET TO AN EXISTING IRON PIN; THENCE, NORTH 85 DEGREES 55 MINUTES 44 SECONDS WEST, 170.60 FEET; THENCE, NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, 489.05 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 1; THENCE, NORTH 89 DEGREES 43 MINUTES 24 SECONDS EAST, ALONG THE NORTH LINE OF SAID LOT 1, A DISTANCE OF 170.00 FEET TO THE POINT OF BEGINNING.  CONTAINING 1.97 ACRES, MORE OR LESS.

4.             Land for Webb City #436:

Land located in the County of Jasper, State of Missouri:

ALL THAT PART OF THE NORTH ONE-HALF OF LOT NUMBERED TWO (2) OF THE SOUTHWEST FRACTIONAL QUARTER OF SECTION 7, TOWNSHIP 28, RANGE 32, JASPER COUNTY, MISSOURI, DESCRIBED AS FOLLOWS:  COMMENCING AT THE SOUTHWEST CORNER OF THE NORTH ONE-HALF OF THE SOUTHWEST FRACTIONAL QUARTER, THENCE NORTH 00 DEGREES 00 MINUTES 36 SECONDS WEST ALONG THE WEST LINE OF THE SOUTHWEST FRACTIONAL QUARTER, 460.30 FEET TO THE POINT OF BEGINNING, THENCE CONTINUING NORTH 00 DEGREES 00 MINUTES 36 SECONDS WEST, 200.00 FEET, THENCE SOUTH 89 DEGREES 42 MINUTES 03 SECONDS EAST, 310.00 FEET, THENCE SOUTH 00 DEGREES 00 MINUTES 36 SECONDS EAST, 200.00 FEET, THENCE NORTH 89 DEGREES 42 MINUTES 03 SECONDS WEST, 310.00 FEET TO THE POINT OF BEGINNING, EXCEPT 30.00 FEET OFF THE WEST SIDE FOR ROAD RIGHT-OF-WAY.

5.             Land for Willard North #445:

Land located in the County of Greene, State of Missouri:

COMMENCING AT AN EXISTING RAILROAD SPIKE, AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 30 NORTH, RANGE 23 WEST.  THENCE NORTH 00 DEGREES 29 MINUTES 13 SECONDS WEST, ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER A DISTANCE OF 30.00 FEET.  THENCE SOUTH 89 DEGREES 36 MINUTES 41 SECONDS WEST, A DISTANCE OF 29.78 FEET TO THE WEST RIGHT-OF-WAY LINE OF MISSOURI STATE HIGHWAY “Z”, TO A 5/8 INCH IRON PIN CAPPED L.S. 2153 FOR A POINT OF BEGINNING.  THENCE CONTINUING SOUTH 89 DEGREES 36 MINUTES 41 SECONDS WEST, ALONG THE NORTH RIGHT-OF-WAY LINE OF FARM ROAD #68, A DISTANCE OF 208.71 FEET, TO A 5/8 INCH IRON PIN CAPPED L.S. 2153.  THENCE NORTH 00 DEGREES 31 MINUTES 13 SECONDS WEST, A DISTANCE OF 208.71 FEET, TO A 5/8 INCH IRON PIN CAPPED L.S. 2153.  THENCE NORTH 89 DEGREES 36 MINUTES 41 SECONDS EAST, A DISTANCE OF 208.71 FEET, TO A 5/8 INCH PIN CAPPED L.S. 2153 ON SAID WEST RIGHT-OF-WAY LINE OF MISSOURI STATE HIGHWAY “Z.”  THENCE SOUTH 00 DEGREES 31 MINUTES 13 SECONDS EAST, ALONG SAID WEST RIGHT-OF-WAY LINE OF MISSOURI STATE HIGHWAY “Z”.  A DISTANCE OF 208.71 FEET, TO THE POINT OF BEGINNING.  ALL IN GREENE COUNTY MISSOURI.  CONTAINING 1.00 ACRES PLUS OR MINUS.

6.             Land for Chesapeake #446

Land located in the County of Lawrence, State of Missouri:

A TRACT OF LAND IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 20, TOWNSHIP 28 NORTH, RANGE 25 WEST, LAWRENCE COUNTRY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A STONE FOUND AT THE NORTH QUARTER CORNER OF SECTION 20, TOWNSHIP 28 NORTH, RANGE 25 WEST, LAWRENCE COUNTY, MISSOURI;

THENCE SOUTH 00º28’54” WEST, 625.00 FEET TO A SET IRON PIN;

THENCE NORTH 89º28’30” WEST, 280.00 FEET TO A SET IRON PIN;

THENCE NORTH 00º28’54” EAST, 625.00 FEET TO AN IRON PIN SET ON THE NORTH LINE OF SAID SECTION 20;

THENCE SOUTH 89º28’30” EAST, 280.00 FEET ALONG SAID NORTH SECTION LINE TO THE POINT OF BEGINNING.

7.             Land for Aurora Water Well #7:

Land located in the County of Lawrence, State of Missouri:

ALL THAT PART OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 18, TOWNSHIP 26 NORTH, RANGE 25 WEST, LAWRENCE COUNTY, MISSOURI, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER, THENCE N 89 DEGREES 06 MINUTES 50 SECONDS E ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER, 310.64 FEET FOR A TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE SAME COURSE, 349.30 FEET, TO THE EAST LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST

QUARTER OF THE SOUTHEAST QUARTER; THENCE S 00 DEGREES 59 MINUTES 05 SECONDS E, WITH SAID EAST LINE, 659.62 FEET TO THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER; THENCE S 89 DEGREES 05 MINUTES 37 SECONDS W ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER, 660.07 FEET, TO THE WEST LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER; THENCE N 00 DEGREES 58 MINUTES 25 SECONDS W ALONG SAID WEST LINE, 239.50 FEET; THENCE N 89 DEGREES 05 MINUTES 37 SECONDS E, 310.00 FEET; THENCE N 00 DEGREES 53 MINUTES 10 SECONDS W, 420.24 FEET TO THE TRUE POINT OF BEGINNING.  SUBJECT TO ANY EASEMENTS, RIGHTS-OF-WAY OR RESTRICTIONS OF RECORD.

8.             Land for Baxter Service Center Addition:

Land located in the County of Cherokee, State of Kansas:

LOTS TWO (2) AND THREE (3), BLOCK TWELVE (12), DUNBARS ADDITION TO THE CITY OF BAXTER SPRINGS, CHEROKEE COUNTY, KANSAS, ACCORDING TO THE RECORDED PLAT THEREOF.

9.             Land for Albatross #262 (2 tracts):

Land located in the County of Lawrence, State of Missouri:

1/2 Albatross tract:

A TRACT OF LAND IN THE SOUTHWEST QUARTER (1/4) OF THE NORTHWEST QUARTER (1/4) OF SECTION 12, TOWNSHIP 28 NORTH, RANGE 27 WEST, LAWRENCE COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:  COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12; THENCE NORTH 90º00’00” EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12, A DISTANCE OF 68.39 FEET, TO THE POINT OF BEGINNING; THENCE NORTH 90º00’00” EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12, A DISTANCE OF 317.59 FEET; THENCE SOUTH 00º21’48” EAST, A DISTANCE OF 255.01 FEET; THENCE NORTH 90º00’00” WEST, A DISTANCE OF 226.67 FEET, TO A POINT OF THE EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 39; THENCE NORTH 24º27’48” WEST, ALONG SAID EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 39, A DISTANCE OF 54.35 FEET, TO A POINT OF CURVATURE TO THE RIGHT; THENCE ALONG SAID EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 39, AND ALONG SAID CURVE TO THE RIGHT, SAID CURVE HAVING A RADIUS OF 1103.02 FEET, LENGTH OF 217.48 FEET, CENTRAL ANGLE OF 11º17’50”, AND A CHORD BEARING OF NORTH 18º48’54” WEST, TO THE POINT OF BEGINNING.

2/2 Albatross tract:

A TRACT OF LAND IN THE NORTHWEST QUARTER (1/4) OF THE NORTHWEST QUARTER (1/4) OF SECTION 12, TOWNSHIP 28 NORTH, RANGE 27 WEST, LAWRENCE COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:  COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12; THENCE NORTH 90º00’00” EAST, ALONG THE

SOUTH LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12, A DISTANCE OF 263.74 FEET, TO THE POINT OF BEGINNING; THENCE NORTH 00º36’04” WEST, A DISTANCE OF 209.10 FEET; THENCE SOUTH 89º26’39” WEST, A DISTANCE OF 221.27 FEET, TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 39, AND A POINT OF CURVATURE TO THE RIGHT, THENCE ALONG SAID EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 39, AND ALONG SAID CURVE TO THE RIGHT, SAID CURVE HAVING A RADIUS OF 1103.03 FEET, LENGTH OF 37.32 FEET, CENTRAL ANGLE OF 01º56’19” AND A CHORD BEARING OF NORTH 01º19’58” WEST; THENCE NORTH 00º21’48” WEST, CONTINUING ALONG SAID EAST RIGHT-OF-WAY LINE, A DISTANCE OF 32.69 FEET; THENCE NORTH 89º26’39” EAST, A DISTANCE OF 345.00 FEET; THENCE SOUTH 00º21’48” EAST, A DISTANCE OF 280.29 FEET, TO A POINT ON THE SOUTH LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12; THENCE NORTH 90º00’00” WEST, ALONG SAID SOUTH LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 12, A DISTANCE OF 122.24 FEET, TO THE POINT OF BEGINNING.

10.           Land for Republic # 451:

Land located in the County of Greene, State of Missouri:

ALL OF LOT EIGHT (8), AMENDED PLAT RANKIN ACRES 5TH ADDITION, GREENE COUNTY, MISSOURI, ACCORDING TO THE RECORDED PLAT THEREOF.

11.           Land for Aurora H.T. South addition:

Land located in the County of Lawrence, State of Missouri:

BEGINNING 420 FEET NORTH AND 45 FEET EAST OF THE SOUTHWEST CORNER OF THE NORTH HALF (N 1/2) OF LOT 2 OF THE NORTHWEST FRACTIONAL QUARTER (NWFR1/4) OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 25 WEST, LAWRENCE COUNTY, MISSOURI, THENCE EAST 335 FEET, THENCE SOUTH 100 FEET, THENCE EAST 290 FEET, THENCE NORTH 340 FEET, THENCE WEST 625 FEET, THENCE SOUTH 240 FEET TO THE POINT OF BEGINNING.

12.           Land for Branson Compton Road # 454:

Land located in the County of Taney, State of Missouri:

A PORTION OF GOVERNMENT LOT 8 OF THE FRACTIONAL SECTION 28, TOWNSHIP 23 NORTH, RANGE 21 WEST OF THE 5TH PRINCIPAL MERIDIAN, TANEY COUNTY, MISSOURI DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID GOVERNMENT LOT 8; THENCE NORTH 88º11’55” WEST ALONG THE SOUTH LINE THEREOF A DISTANCE OF 588.46 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 88º11’55” WEST ALONG SAID SOUTH LINE A DISTANCE OF 280.88 FEET TO THE EAST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 65; THENCE NORTH 11º35’10” WEST ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 270.80 FEET; THENCE NORTH 78º24’50” EAST A DISTANCE OF 290.00 FEET; THENCE SOUTH 10º15’00” EAST A DISTANCE OF 303.52 FEET; THENCE SOUTH 5º03’00” WEST A DISTANCE OF 33.81 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED TRACT CONTAINS 2.00 ACRES AND IS SUBJECT TO ANY EASEMENTS OR RESTRICTIONS OF RECORD.

PRODUCTION PLANT AND OTHER REAL ESTATE

13.           Land for Asbury Plant:

Land located in the County of Barton, State of Missouri:

THE NORTH ONE-HALF OF THE NORTHEAST QUARTER; THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER; THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER; THE SOUTH ONE-HALF OF THE NORTHWEST QUARTER; AND THE SOUTHWEST QUARTER OF SECTION EIGHT (8), TOWNSHIP THIRTY (30) NORTH, RANGE THIRTY-THREE (33) WEST, BARTON COUNTY, MISSOURI, EXCEPT A TRACT DESCRIBED AS FOLLOWS:  A TRACT OF LAND LYING IN THE SOUTHWEST QUARTER OF SAID SECTION 8, TOWNSHIP 30 NORTH, RANGE 33 WEST, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A RAILROAD SPIKE FOUND AT THE SOUTHWEST CORNER OF SECTION 8, TOWNSHIP 30 NORTH, RANGE 33 WEST, BARTON COUNTY, MISSOURI; THENCE NORTH 01o17’31” EAST, 30.00 FEET ALONG THE WEST LINE OF SAID SECTION 8; THENCE SOUTH 87 o22’07” EAST, 845.00 FEET, THENCE NORTH 01o17’31” EAST, 45.00 FEET; THENCE SOUTH 87 o22’07” EAST, 755.00 FEET; THENCE SOUTH 28.00 FEET; THENCE SOUTH 87 o22’07” EAST, 27.00 FEET; THENCE NORTH 28.00 FEET; THENCE SOUTH 87 o22’07” EAST, 1059.57 FEET TO THE EAST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 8; THENCE SOUTH 01o29’14” WEST, 74.84 FEET TO AN IRON PIN AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 8; THENCE NORTH 87 o22’07” WEST, 2682.93 FEET TO THE POINT OF BEGINNING.

14.           Land for Energy Center:

Land located in the County of Jasper, State of Missouri:

BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTH HALF (S1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 28, TOWNSHIP 28 NORTH, RANGE 29 WEST, THENCE NORTH 435 FEET, THENCE EAST 701 FEET, THENCE SOUTH 435 FEET, THENCE WEST TO A POINT OF BEGINNING, JASPER COUNTY, MISSOURI.

15.           Land for State Line Combined Cycle:

An undivided 60% interest (without any right of partition) in the following land located in the County of Jasper, State of Missouri:

PARCEL A

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, JASPER COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A ALUMINUM MONUMENT AT THE NORTHWEST CORNER OF SAID SECTION 14;

THENCE, N89o53’06”E, ALONG THE NORTH LINE OF SAID SECTION 14, A DISTANCE OF 283.04 FEET, TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF THE BURLINGTON NORTHERN RAILROAD;

THENCE, S52o55’08”E, ALONG SAID RIGHT-OF-WAY LINE, 80.51 FEET TO THE POINT OF BEGINNING;

THENCE, S52o55’08”E, CONTINUING ALONG SAID RIGHT-OF-WAY LINE, 1839.16 FEET, TO A POINT OF CURVATURE TO THE LEFT;

THENCE, ALONG SAID CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 04o36’39”, RADIUS OF 2914.79 FEET, ARC LENGTH OF 234.56 FEET, AND A CHORD BEARING OF 56o13’27”E, TO A POINT ON THE NORTH-SOUTH HALF SECTION LINE;

THENCE, S00o00’19”E, ALONG SAID HALF SECTION LINE, 712.83 FEET;

THENCE, S89o58’44”W, 317.21 FEET;

THENCE, S00o01’16”E, 23.69 FEET;

THENCE, S89o58’44”W, 492.14 FEET;

THENCE, N00o06’18”W, 42.79 FEET;

THENCE, N89o30’05”E, 76.16 FEET;

THENCE, N00o08’07”E, 116.34 FEET;

THENCE, N89o53’42”E, 240.57 FEET;

THENCE, N00o06’18”W, 140.36 FEET;

THENCE, S89o53’42”W, 317.22 FEET;

THENCE, S00o06’18”E, 57.40 FEET;

THENCE, S89o58’44”W, 485.62 FEET;

THENCE, S00o00’45”W, 61.44 FEET;

THENCE, N89o59’15”W, 651.78 FEET, TO A POINT ON THE WEST LINE OF SAID SECTION 14;

THENCE, N01o56’10”W, ALONG THE WEST LINE OF SAID SECTION 14, A DISTANCE OF 1719.99 FEET;

THENCE, N52o33’26”E, 106.00 FEET;

THENCE, N87o27’15”E, 259.17 FEET, TO THE POINT OF BEGINNING, EXCEPT THAT PORTION USED OR TAKEN FOR ROAD PURPOSES.

ALSO:

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, JASPER COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN EXISTING IRON PIN LOCATED AT THE NORTH QUARTER CORNER OF SAID SECTION 14;

THENCE, S89o53’06”W, ALONG THE NORTH LINE OF SAID SECTION 14, 325.00 FEET, TO THE POINT OF BEGINNING;

THENCE, S00o00’19”E, 600.00 FEET;

THENCE, N89o53’06”E, 325.00 FEET, TO A POINT ON THE NORTH-SOUTH HALF SECTION LINE;

THENCE, S00o00’19”E, ALONG SAID HALF SECTION LINE, 572.03 FEET, TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF THE BURLINGTON NORTHERN RAILROAD AND A POINT OF CURVATURE TO THE RIGHT;

THENCE, ALONG SAID CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 03o15’59”, RADIUS OF 2864.79 FEET, ARC LENGTH OF 163.32 FEET AND A CHORD BEARING OF N55o57’25”W;

THENCE, N52o58’40”W, ALONG SAID RIGHT-OF-WAY, 629.53 FEET;

THENCE, N00o38’24”E, 465.34 FEET;

THENCE, S89o17’17”E, 172.54 FEET;

THENCE, N00o01’25”E, 237.47 FEET, TO A POINT ON THE NORTH LINE OF SAID SECTION 14;

THENCE, N89o53’06”E, ALONG SAID NORTH LINE, 135.00 FEET, TO THE POINT OF BEGINNING EXCEPT THAT PORTION USED OR TAKEN FOR ROAD PURPOSES.

EXCEPT FOR THE FOLLOWING DESCRIBED PARCEL:

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, JASPER COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A ALUMINUM MONUMENT AT THE NORTHWEST CORNER OF SAID SECTION 14;

THENCE, S01o56’10”E, ALONG THE WEST LINE OF SAID SECTION 14, A DISTANCE OF 1602.65 FEET;

THENCE, N88o03’50”E, 1162.70 FEET, TO THE POINT OF BEGINNING;

THENCE, N89o28’24”E, 83.65 FEET;

THENCE, S00o03’58”E, 114.23 FEET;

THENCE, N89o55’27”W, 83.43 FEET;

THENCE, N00o10’26”W, 115.35 FEET, TO THE POINT OF BEGINNING;

CONTAINING 66.79 ACRES, MORE OR LESS.

PARCEL B

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, JASPER COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A ALUMINUM MONUMENT AT THE NORTHWEST CORNER OF SAID SECTION 14;

THENCE, S01o56’10”E, ALONG THE WEST LINE OF SAID SECTION 14, A DISTANCE OF 1804.75 FEET;

THENCE, N88o03’50”E, 653.50 FEET;

THENCE, N89o58’44”E, 485.62 FEET;

THENCE, N00o06’18”W, 38.89 FEET, TO THE POINT OF BEGINNING;

THENCE, N00o06’18”W, 18.51 FEET;

THENCE, N89o53’42”E, 317.22 FEET;

THENCE, S00o06’18”E, 140.36 FEET;

THENCE, S89o53’42”W, 240.57 FEET;

THENCE, N00o08’07”E, 122.17 FEET;

THENCE, S89o39’57”W, 77.16 FEET, TO THE POINT OF BEGINNING;

CONTAINING 0.81 ACRES, MORE OR LESS.

16.           Land for State Line Common:

An undivided 66-2/3% interest (without any right of partition) in the following land located in the County of Jasper, State of Missouri:

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, JASPER COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A ALUMINUM MONUMENT AT THE NORTHWEST CORNER OF SAID SECTION 14;

THENCE, S01o56’10”E, ALONG THE WEST LINE OF SAID SECTION 14, A DISTANCE OF 1843.99 FEET, TO THE POINT OF BEGINNING;

THENCE, S89o59’15”E, 651.78 FEET;

THENCE, N00o00’45”E, 61.44 FEET;

THENCE, N89o58’44”E, 485.62 FEET;

THENCE, S00o06’18”E, 487.91 FEET;

THENCE, S89o59’21”E, 163.23 FEET;

THENCE, N01o24’04”E, 129.58 FEET;

THENCE, S88o35’56”E, 107.74 FEET;

THENCE, N76o25’43”E, 39.83 FEET;

THENCE, N89o58’44”E, 155.66 FEET;

THENCE, N00o01’16”W, 109.18 FEET;

THENCE, N89o58’44”E, 23.24 FEET;

THENCE, N00o01’16”W, 23.69 FEET;

THENCE, S89o58’44”E, 317.21 FEET, TO A POINT ON THE NORTH-SOUTH HALF SECTION LINE;

THENCE, S00o00’19”E, ALONG SAID HALF SECTION LINE, 946.14 FEET;

THENCE, S89o13’22”W, 1909.30 FEET, TO A POINT ON THE WEST LINE OF SAID SECTION 14;

THENCE, N01o56’10”W, ALONG SAID WEST LINE, 1129.83 FEET, TO THE POINT OF BEGINNING.

EXCEPT FOR THE FOLLOWING DESCRIBED PARCELS:

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, JASPER COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A ALUMINUM MONUMENT AT THE NORTHWEST CORNER OF SAID SECTION 14;

THENCE, S01o56’10”E, ALONG THE WEST LINE OF SAID SECTION 14, A DISTANCE OF 1804.75 FEET;

THENCE, N88o03’50”E, 653.50 FEET, TO THE POINT OF BEGINNING;

THENCE, N89o58’44”E, 403.35 FEET;

THENCE, S00o00’12”E, 425.07 FEET;

THENCE, S89o40’11”W, 370.84 FEET;

THENCE, N55o31’22”W 39.57 FEET;

THENCE, N00o00’45”E, 404.66 FEET, TO THE POINT OF BEGINNING.

ALSO:

A TRACT OF LAND LOCATED IN THE WEST HALF OF SECTION 14, TOWNSHIP 27 NORTH, RANGE 34 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN EXISTING IRON PIN AT THE NORTH QUARTER CORNER OF SAID SECTION 14;

THENCE, S89o53’06”W, ALONG THE NORTH LINE OF SAID SECTION 14, A DISTANCE OF 66.89 FEET;

THENCE, S00o06’54”E, 2022.25 FEET, TO THE POINT OF BEGINNING;

THENCE, S00o11’42”E, 307.40 FEET;

THENCE, S89o48’18”W, 228.08 FEET;

THENCE, N00o11’42”W 105.03 FEET;

THENCE, S89o48’18”W, 31.51 FEET;

THENCE, N00o11’42”W 129.20 FEET;

THENCE, N89o48’18”E, 84.63 FEET;

THENCE, N00o11’42”W 73.17 FEET;

THENCE, N89o48’18”E, 174.97 FEET, TO THE POINT OF BEGINNING.

CONTAINING 39.64 ACRES, MORE OR LESS.

17.           Land for Kodiak Road Real Estate:

Land located in the County of Newton, State of Missouri:

ALL OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 22, TOWNSHIP 27, RANGE 32, NEWTON COUNTY MISSOURI.

ALSO all other property, whether real, personal or mixed (except as in the Original Indenture expressly excepted) of every nature and kind and wheresoever situated now owned or hereafter acquired by the Company;

TOGETHER with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of § 8.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property, and every part and parcel thereof;

SUBJECT, HOWEVER, to permitted encumbrances as defined in the Original Indenture and, as to any property hereafter acquired by the Company, to any lien thereon existing, and to any liens for unpaid portions of the purchase money placed thereon at the time of such acquisition, and also subject to the provisions of Article 12 of the Original Indenture.

TO HAVE AND TO HOLD the same, unto the Trustees and their and each of their respective successors and assigns forever;

IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, so that the same shall be held specifically by the Trustees under and subject to the terms of the Indenture in the same manner and for the same trusts, uses and purposes as if said properties had been specifically contained and described in the Original Indenture;

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid unto the holders of the bonds the principal and interest, and premium, if any, to become due in respect thereof at the times and in the manner stipulated therein and in the Indenture and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estate and rights thereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

AND THE COMPANY, for itself and its successors, does hereby covenant and agree to and with the Trustees, for the benefit of those who shall hold the bonds and the coupons appertaining thereto, or any of them, issued or to be issued under the Indenture, as follows:

ARTICLE I

CREATION AND DESCRIPTION OF FIRST MORTGAGE BONDS,
5.875% SERIES DUE 2037

Section 1.           A new series of bonds to be issued under and secured by the Indenture is hereby created, to be designated as First Mortgage Bonds, 5.875% Series due 2037 (herein sometimes called the “Bonds of the New Series” or “Bonds”).  The Bonds of the New Series shall initially be limited to an aggregate principal amount of Eighty Million Dollars ($80,000,000), excluding any Bonds of the New Series which may be authenticated in lieu of or in substitution or exchange for other Bonds of the New Series pursuant to the provisions of Article 2 or of § 15.09 of the Original Indenture.  Subject to the terms of the Indenture, the Company may issue additional Bonds of the New Series (having the same terms as the Bonds of the New Series initially issued, except for the payment of interest accruing prior to the issue date of such additional Bonds or except for the first payment of interest following the issue date of such additional Bonds).  Said Bonds and the certificate of authentication of the Principal Trustee to be endorsed upon the Bonds shall be substantially in the forms hereinbefore recited, respectively.  Each Bond shall be dated as of the date of its authentication and all Bonds of the New Series shall mature April 1, 2037 and shall bear interest at the rate of 5.875% per annum, payable semi-annually on April 1 and October 1 in each year, commencing October 1, 2007; both principal and interest shall be payable at the office or agency of the Company in the City of Chicago, Illinois, and in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

The holder of any Bond on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Bond upon any exchange or transfer thereof subsequent to the record date and prior to such interest payment date, except if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Bond (or any Bond or Bonds issued upon transfer or exchange thereof) is registered on a date fixed by the Company, which shall be not more than fifteen and not less than ten days before the date of payment of such defaulted interest.  The term “record date” as used in this Section with respect to any interest payment date shall mean the close of business on the March 15 or September 15, as the case may be, next preceding such interest payment date, whether or not such March 15 or September 15 shall be a legal holiday or a day on which banking institutions in the City of Chicago, Illinois are authorized by law to remain closed.

The Company shall not be required to make any transfer or exchange of any Bonds for a period of ten days next preceding any selection of Bonds for redemption, nor shall it be required to make transfers or exchanges of any bonds which shall have been selected for redemption in whole or in part.

Bonds of the New Series shall be registered Bonds in book-entry form or in definitive form without coupons in denominations of $1,000 and any integral multiple of $1,000 which may be executed by the Company and delivered to the Principal Trustee for authentication and delivery.

The Bonds of the New Series shall be registrable and interchangeable at the office or agency of the Company in the City of Chicago, Illinois, in the manner and upon the terms set forth in § 2.05 of the Original Indenture, upon payment of such an amount as shall be sufficient to reimburse the Company for, or to pay, any stamp or other tax or governmental charge incident thereto.

Notwithstanding the provisions of § 2.08 of the Original Indenture, no service or other charge will be made for any exchange or transfer of any Bond of the New Series.

If the Bonds of the New Series are to be issued in book-entry form only, notwithstanding any provision of the Indenture to the contrary, unless the Company shall otherwise direct (which direction shall promptly be given at the written request of The Depository Trust Company (“DTC”)), all Bonds of the New Series shall be registered in the name of Cede & Co., as nominee of DTC, as registered owner of the Bonds of the New Series, and held in the custody of DTC.  Unless otherwise requested by DTC, a single certificate will be issued and delivered to DTC.  Beneficial owners of Bonds of the New Series will not receive physical delivery of Bond certificates except as hereinafter provided.  For so long as DTC shall continue to serve as securities depository for the Bonds of the New Series as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds of the New Series is to receive, hold or deliver any Bond certificate.

With respect to Bonds of the New Series registered in the name of Cede & Co., as nominee of DTC, the Trustees and the Company shall have no responsibility or obligation to the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations on whose behalf DTC was created to hold securities to facilitate the clearance and settlement of securities transactions among DTC participants (“DTC Participants”) or to any person on whose behalf a DTC Participant holds an interest in the Bonds of the New Series.  Without limiting the immediately preceding sentence, the Trustees and the Company shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any DTC Participant with respect to any ownership interest in the Bonds of the New Series, (ii) the delivery to any DTC Participant or any other person, other than the registered owner of the Bonds of the New Series, of any notice with respect to the Bonds of the New Series, including any notice of redemption, or (iii) the payment to any DTC Participant or any other person, other than the registered owner of the Bonds of the New Series, of any amount with respect to principal of or premium, if any, or interest on the Bonds of the New Series.

If the Bonds of the New Series are to be issued in book-entry form only, replacement Bonds may be issued directly to beneficial owners of Bonds of the New Series other than DTC, or its nominee, but only in the event that (i) DTC determines not to continue to act as securities depository for the Bonds of the New Series (which determination shall become effective by the giving of reasonable notice to the Company or the Principal Trustee); or (ii) the Company has advised DTC of its determination (which determination is conclusive as to DTC and beneficial owners of the Bonds of the New Series) to terminate the services of DTC as securities depository for the Bonds of the New Series; or (iii) the Company has determined (which determination is conclusive as to DTC and the beneficial owners of the Bonds of the New Series) that the interests of the beneficial owners of the Bonds of the New Series might be adversely affected if such book-entry only system of transfer is continued.  Upon occurrence of the event set forth in (i) above, the Company shall use its best efforts to attempt to locate another qualified securities depository.  If the Company fails to locate another qualified securities depository to replace DTC, the Company shall direct the Principal Trustee to cause to be authenticated and delivered replacement

Bonds of the New Series, in certificated form, to the beneficial owners of the Bonds of the New Series.  In the event that the Company makes the determination described in (ii) or (iii) above (provided that the Company undertakes no obligation to make any investigation to determine the occurrence of any events that would permit the Company to make any such determination), and has made provisions to notify the beneficial owners of Bonds of the New Series of such determination by mailing an appropriate notice to DTC, the Company shall cause to be issued replacement Bonds of the New Series in certificated form to beneficial owners of the Bonds of the New Series as shown on the records of DTC provided to the Principal Trustee and the Company.

Whenever, during the term of the Bonds of the New Series, the beneficial ownership thereof is determined by a book-entry at DTC, the requirements in the Original Indenture or this Supplemental Indenture relating to holding, delivering or transferring Bonds or selection of Bonds to be redeemed shall be deemed modified to require the appropriate person or entity to meet the requirements of DTC as to registering or transferring the book-entry to produce the same effect.

If the Bonds of the New Series are to be issued in book-entry form only, notwithstanding any provision of the Original Indenture or this Supplemental Indenture to the contrary, all Bonds of the New Series issued hereunder, if DTC so requires, shall bear a legend substantially to the following effect:

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company under New York State banking law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

If the Bonds of the New Series are to be issued in book-entry form only, the Company and the Principal Trustee shall enter into a letter of representations with DTC to implement the book-entry only system of Bond registration described above.

If at any time DTC ceases to hold the Bonds of the New Series, all references herein to DTC shall be of no further force or effect.

Section 2.           The Bonds of the New Series described in Section 1 of this Article, initially in the aggregate principal amount of Eighty Million Dollars ($80,000,000), shall be executed by the Company and delivered to the Principal Trustee and, upon compliance with all the provisions and requirements of the Original Indenture in respect thereof, all or any portion of the Bonds of the New Series may, from time to time, be authenticated by the Principal Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

ARTICLE II

REDEMPTION OF BONDS OF THE NEW SERIES

Section 1.           The Bonds of the New Series, in the manner provided in Article 5 of the Original Indenture, shall be redeemable at any time prior to maturity, in whole or in part, at the option of the Company, at the greater of 100% of the principal amount of the bonds to be redeemed and a make-

whole redemption price (as specified in the form of Bond set forth in this Supplemental Indenture), together with accrued and unpaid interest, if any, to the date fixed for redemption.

Section 2.           The provisions of § 5.03, § 5.04 and § 5.05 of the Original Indenture (as modified by the provisions specified in the form of Bond set forth in this Supplemental Indenture) shall be applicable to Bonds of the New Series.  The principal amount of Bonds of the  New Series registered in the name of any holder and to be redeemed on any partial redemption shall be $1,000, or a multiple thereof.

Section 3.           The holder of each and every Bond of the New Series issued hereunder hereby, and by accepting the Bond, agrees to accept payment thereof prior to maturity on the terms and conditions provided for in this Article II.

ARTICLE III

NO SINKING AND IMPROVEMENT FUND FOR BONDS OF THE NEW SERIES

There shall be no Sinking and Improvement Fund for the Bonds of the New Series.

ARTICLE IV

DIVIDENDS AND SIMILAR DISTRIBUTIONS

The Company hereby covenants that, so long as any of the Bonds of the New Series shall remain outstanding, the covenants and agreements of the Company set forth in Section  4.11 of the Original Indenture as heretofore supplemented shall be and remain in full force and effect and be duly observed and complied with by the Company, notwithstanding that no First Mortgage Bonds, 3½% Series due 1969, remain outstanding.

ARTICLE V

THE TRUSTEES

The Trustees accept the trusts created by this Supplemental Indenture upon the terms and conditions hereof and agree to perform such trusts upon the terms and conditions set forth in the Original Indenture as heretofore supplemented and in this Supplemental Indenture set forth.  In general, each and every term and condition contained in Article 13 of the Original Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 1.           If the date for making any payment of principal, interest, or premium or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall be a legal holiday or a day on which banking institutions in the City of Chicago, Illinois, are authorized by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized by law to remain closed, with the same force and effect as if done on the nominal date provided in this Supplemental Indenture, and no interest shall accrue for the period after such nominal date.

Section 2.           The Original Indenture as heretofore and hereby supplemented and amended is in all respects ratified and confirmed; and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument.  Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Original Indenture as heretofore supplemented on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.  All terms defined in Article 1 of the Original Indenture, as heretofore supplemented, for all purposes of this Supplemental Indenture, shall have the meanings therein specified, unless the context otherwise requires.

Section 3.           This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 4.           Nothing in this Supplemental Indenture contained, shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustees any right or interest to avail himself of any benefit under any provision of the Indenture, as heretofore supplemented and amended, or of this Supplemental Indenture.

IN WITNESS WHEREOF, The Empire District Electric Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and The Bank of New York Trust Company, N.A. and UMB Bank & Trust, N.A., parties of the second part, have each caused its corporate name to be hereunto affixed, and this instrument to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf, all as of the day and year first above written.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President - Finance and
Chief Financial Officer

[Corporate Seal]

Attest:
/s/ Laurie A. Delano
Name:	Laurie A. Delano
Title:	Controller, Assistant Secretary and
Assistant Treasurer

Signed, sealed and delivered by
THE EMPIRE DISTRICT ELECTRIC COMPANY
in the presence of:

/s/ Robert W. Sager
Name:	Robert W. Sager

/s/ Debra S. Brill
Name:	Debra S. Brill

THE BANK OF NEW YORK TRUST COMPANY,
N.A.,
as Trustee

		By	/s/ Roxane Ellwanger
		Name:	Roxane Ellwanger
		Title:	Assistant Vice President

[Corporate Seal]

Attest:

/s/ L. Garcia
Name:	L. Garcia
Title:	Vice President

Signed, sealed and delivered by
THE BANK OF NEW YORK
TRUST COMPANY, N.A.
in the presence of:

/s/ Julie Braun
Name:	Julie Braun

/s/ Robert Cafarelli
Name:	Robert Cafarelli

UMB BANK & TRUST, N.A.,
as Trustee

		By	/s/ Brian P. Krippner
			Name:	Brian P. Krippner
			Title:	Vice President

[Corporate Seal]

Attest:

/s/ Richard S. Novosak
Name:	Richard S. Novosak
Title:	Assistant Vice President

Signed, sealed and delivered by
UMB BANK & TRUST, N.A.
in the presence of:

/s/ Sandy Battas
Name:	Sandy Battas, AVP

/s/ Deanna Wilson
Name:	Deanna Wilson, AVP

State of Missouri	)
) ss.:
County of Jasper	)

Be It Remembered, and I do hereby certify, that on this 26th day of March, 2007, before me, a Notary Public in and for the County and State aforesaid, personally appeared Gregory A. Knapp, the Vice President - Finance and Chief Financial Officer of The Empire District Electric Company, a Kansas corporation, and Laurie A. Delano, the Controller, Assistant Secretary and Assistant Treasurer of said corporation, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Vice President - Finance and Chief Financial Officer and Controller, Assistant Secretary and Assistant Treasurer, respectively, and as the persons who subscribed the name and affixed the seal of said The Empire District Electric Company, one of the makers thereof, to the foregoing instrument as its Vice President - Finance and Chief Financial Officer and Controller, Assistant Secretary and Assistant Treasurer, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation.

And the said Gregory A. Knapp and Laurie A. Delano, being each duly sworn by me, severally deposed and said:  that they reside in City of Joplin, Missouri; that they were at that time Vice President - Finance and Chief Financial Officer and Controller, Assistant Secretary and Assistant Treasurer, of said corporation; that they knew the corporate seal of said corporation, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Controller, Assistant Secretary and Assistant Treasurer, and the said instrument was signed by said Vice President - Finance and Chief Financial Officer, in pursuance of the power and authority granted them by the By-Laws of said corporation, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

My commission expires June 27, 2009.

[Notarial Seal]

/s/ Marilyn Ponder
Marilyn Ponder
Notary Public

State of Illinois	)
) ss.:
County of Cook	)

Be It Remembered, and I do hereby certify, that on the 26th day of March, 2007, before me, a Notary Public in and for the County and State aforesaid, personally appeared Roxane Ellwanger, Assistant Vice President of The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States of America, and L. Garcia, Vice President of said association, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Vice President, respectively, and as the persons who subscribed the name and affixed the seal of said The Bank of New York Trust Company, N.A., one of the makers thereof, to the foregoing instrument as its Assistant Vice President and Vice President, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said association.

And the said Rozxane Ellwanger and L. Garcia, being each duly sworn by me, severally deposed and said:  that they reside in Chicago, Illinois and Chicago, Illinois, respectively; that they were at that time respectively Assistant Vice President and Vice President, of said association; that they knew the corporate seal of said association, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Vice President, and the said instrument was signed by said Assistant Vice President, in pursuance of the power and authority granted them by the By-Laws of said association, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

My commission expires January 22, 2009.

[Notarial Seal]

/s/ T. Mosterd
Notary Public

State of Missouri	)
) ss.:
City of St. Louis	)

Be It Remembered, and I do hereby certify, that on this 22nd day of March, 2007, before me, a Notary Public in and for the County and State aforesaid, personally appeared Brian P. Krippner, Vice President of UMB Bank & Trust, N.A., a national banking association organized under the laws of the United States of America, and Richard S. Novosak, Assistant Vice President of said association, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Vice President, respectively, and as the persons who subscribed the name and affixed the seal of said UMB Bank & Trust, N.A. one of the makers thereof, to the foregoing instrument as its Vice President and Assistant Vice President, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said association.

And the said Brian P. Krippner and Richard S. Novosak, being each duly sworn by me, severally deposed and said:  that they reside in St. Louis, Missouri; that they were at that time respectively Vice President and Assistant Vice President of said association; that they knew the corporate seal of said association, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Assistant Vice President, and the said instrument was signed by said Vice President, in pursuance of the power and authority granted them by the By-Laws of said association, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

My commission expires August 29, 2008.

[Notarial Seal]

/s/ Annie P. Lewis
Notary Public